Accounts Receivable, Net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Accounts receivable, net

Note 3 — Accounts receivable, net

Accounts receivable, net, consists of the following:

	As of December 31
	2019	2018

Accounts receivable	$13,090,853	$15,871,970
Less: Allowance for doubtful accounts	(1,669,658)	(392,533)
Total accounts receivable, net	$11,421,195	$15,479,437

Unbilled accounts receivable included in accounts receivable above amounted to $8,986,723 and $10,929,884 as of December 31, 2019 and 2018, respectively. The unbilled accounts receivables as of December 31, 2019 are expected to be billed within one year and collected over one year. The billed accounts receivable is expected to be collected within one year.

As of June 12, 2020, approximately $3.0 million (or 23.0%) of total accounts receivable as of December 31, 2019 was collected. It represented 19.0% of billed accounts receivable balance and 27.7% of unbilled accounts receivable balance as of December 31, 2019 were subsequently collected, respectively.

Movement of allowance for doubtful accounts is as follows:

	As of December 31,
	2019	2018	2017

Beginning balance	$392,533	$36,285	$15,083
Provision for doubtful accounts	3,276,200	372,635	19,440
Written-off	(1,984,244)	-	-
Foreign currency translation adjustments	(14,831)	(16,387)	1,762
Ending balance	$1,669,658	$392,533	$36,285

For the year ended December 31, 2019, the Company wrote off $1,984,244 accounts receivable related to two customers and the related doubtful accounts after exhaustive collection efforts and the Company assessed the collectability on those accounts are remote, due to customer's bankruptcy or final settlement reached for certain project.